UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

December 4, 2023

Date of Report (Date of earliest event reported)

LENNAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11749	95-4337490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5505 Waterford District Drive, Miami, Florida 33126

(Address of principal executive offices) (Zip Code)

(305) 559-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $.10	LEN	New York Stock Exchange
Class B Common Stock, par value $.10	LEN.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 4, 2023, each of Stuart Miller, Executive Chairman and Co-Chief Executive Officer of Lennar Corporation (“Lennar”), and Jonathan M. Jaffe, Co-Chief Executive Officer and President of Lennar, entered into Aircraft Time Sharing Agreements (each, an “Agreement” and together, the “Agreements”) with U.S. Home, LLC, a wholly owned subsidiary of Lennar (the “Company”), relating to the use by Mr. Miller and Mr. Jaffe of private aircraft, which are operated by the Company. The Agreements are in addition to the Aircraft Time Sharing Agreements that Mr. Miller and Mr. Jaffe entered into with US Home Corporation in February 2015 and October 2017, respectively, which agreements continue in full force and effect.

The Agreements state that the Company may provide the aircraft and their flight crews to Mr. Miller and Mr. Jaffe for non-business or personal business purposes. Under the Agreements, Mr. Miller and Mr. Jaffe will pay to the Company, out of prepayment funds established by each of them in connection with the Agreements, the direct operating costs of each flight based on a list of expenses authorized by federal aviation regulations. The Company retains sole discretion to determine what flights may be scheduled, and the Company’s prior planned use of the aircraft will take precedence over Mr. Miller’s or Mr. Jaffe’s non-business or personal business use. Each Agreement may be terminated by either party thereto at any time upon thirty (30) days’ prior written notice to the other party.

The foregoing summary of the Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreements, copies of which are filed as Exhibits 10.1 and 10.2 hereto and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Document

10.1	Aircraft Time Sharing Agreement, dated December 4, 2023, by and between U.S. Home, LLC and Stuart Miller.

10.2	Aircraft Time Sharing Agreement, dated December 4, 2023, by and between U.S. Home, LLC and Jonathan M. Jaffe.

104	Cover Page Interactive Data File—the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2023	Lennar Corporation

	By:	/s/ Diane Bessette
	Name:	Diane Bessette
	Title:	Vice President, Chief Financial Officer and Treasurer

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